                                                                   EXHIBIT 99.10


                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


   CASE NAME:        ERLY Industries, Inc.                                           Petition Date:        09/28/98

                                                                                               CASE NUMBER:            98-21515-C-11


                            MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING JUNE 30, 1999
------------------------------------------------------------------------------------------------------------------------------
                        MONTH              OCTOBER,         NOVEMBER,          DECEMBER,          JANUARY,           FEBRUARY,
                                            1998              1998               1998                1999              1999
------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $40,000           $40,000            $40,000            $40,000            $40,000
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)   $15,384          ($18,756)          ($59,371)           ($9,334)           $11,681
NET INCOME(LOSS) (MOR-6)                   $15,384          ($18,756)          ($59,371)           ($9,334)           $11,681

PAYMENTS TO INSIDERS (MOR-9)               $13,000           $41,200            $12,873            $24,962            $24,961
PAYMENTS TO PROFESSIONALS (MOR-9)           $6,201            $2,562                 $0            $36,360                 $0
TOTAL DISBURSEMENTS (MOR-8)                 $4,048           $64,154            $61,053           $116,910            $85,755

--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                        MONTH                  MARCH, 1999        APRIL, 1999       MAY, 1999      JUNE, 1999
-------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                 $40,000                  $0        $280,000        $220,000
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)       ($118,870)          ($152,737)       $105,997         $18,584
NET INCOME(LOSS) (MOR-6)                       ($118,870)          ($152,737)       $105,997         $18,584

PAYMENTS TO INSIDERS (MOR-9)                     $24,962             $26,442         $24,962         $24,962
PAYMENTS TO PROFESSIONALS (MOR-9)               $133,309                  $0        $133,356        $151,795
TOTAL DISBURSEMENTS (MOR-8)                     $158,139            $193,643        $184,402        $195,302

-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE                                                  EXPIR
                                                                       DATE
------------------------------------------------------------------------------
CASUALTY                           YES     ( )     NO      (X)          NA
LIABILITY                          YES     (X)     NO      ( )       06/01/99
VEHICLE                            YES     ( )     NO      (X)          NA
WORKERS                            YES     (X)     NO      ( )       02/01/00
OTHER - FOREIGN PACK.              YES     ( )     NO      (x)
------------------------------------------------------------------------------


Are all accounts receivable being collected within terms?                      Unknown               See attachment
                                                                               -------               --------------
Are all post-petition liabilities, including taxes, being paid within terms?                         Yes
Have any pre-petition liabilities been paid?                   No         If so, describe            ---
                                                               ---
Are all funds received being deposited into DIP bank account?                                        Yes
                                                                                                     ---
Were any assets disposed of outside of the normal course of business?                                No
If so, describe.                                                                                     --
Are all U. S. Trustee quarterly fee payments current?                          Yes
                                                                               ---
What is the status of your Plan of Reorganization?                             In Process - Pending
                                                                               --------------------

------------------------------------------------------------------------------
ATTORNEY NAME:                    Matthew Rosenstein, Esq.
FIRM:
ADDRESS:                          711 N Carancahua,  # 420
ADDRESS:
CITY, STATE, ZIP                  Corpus Christi,  TX  78475
TELEPHONE:                        512-883-5577

------------------------------------------------------------------------------

MOR-1

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, are true and correct except that the information on MOR-2 and MOR-3 was obtained from the former company controller acting as a consultant. I make no claim as to accuaracy of that information.

SIGNED:           /s/ Nanette N. Kelley
        _______________________________________________
                      Nanette N. Kelley

TITLE:  _______________________________________________
                         President

CASE NAME: ERLY Industries, Inc.                   CASE NUMBER:    98-21515-C-11


                                                                COMPARATIVE BALANCE SHEETS
-------------------------------------------------------------------------------------------------------------------------------
              ASSETS                          FILING DATE*
                                               09/28/1998      OCTOBER, 1998    NOVEMBER, 1998   DECEMBER 1998     JANUARY 1999
-------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                       $141,972           $139,572         $177,758         $135,201         $140,722
    ACCOUNTS RECEIVABLE, NET                    241,322            241,322          241,322          238,544          238,544
    INVENTORY: LOWER OF COST OR MARKET                0                  0                0                0                0
    PREPAID EXPENSES                             39,239             39,239           51,239           39,239           39,239
    INVESTMENTS                                       0                  0                0                0                0
    OTHER                                        71,173            111,173           58,240           93,529           54,359
                                           ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            493,706            531,306          528,559          506,513          472,864
                                           ----------------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST           11,617,497         11,617,497       11,617,497       11,617,497       11,617,497
    LESS ACCUMULATED DEPRECIATION            (3,129,697)        (3,129,697)      (3,129,697)      (3,129,697)      (3,129,697)
    NET BOOK VALUE OF PP&E                    8,487,800          8,487,800        8,487,800        8,487,800        8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                      0                  0                0                0                0
    INVESTMENTS IN SUBS                     (66,884,551)       (66,884,551)     (66,884,551)     (66,884,551)     (66,884,551)
    DEFERRED BOND COSTS, NET                     78,375             78,375           78,375           78,375           78,375


                                           ----------------------------------------------------------------------------------
    TOTAL ASSETS                           ($57,824,670)      ($57,787,070)    ($57,789,817)    ($57,811,863)    ($57,845,512)
                                           ==================================================================================


---------------------------------------------------------------------------------------------------------------------------------
           ASSETS                            FEBRUARY, 1999     MARCH, 1999         APRIL, 1999       MAY, 1999        JUNE, 1999
----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                       $124,049             $7,082            $170,402         $272,422          $297,120
    ACCOUNTS RECEIVABLE, NET                    235,463            235,463             235,463          235,463           235,463
    INVENTORY: LOWER OF COST OR MARKET               $0                 $0                  $0               $0                $0
    PREPAID EXPENSES                             39,239             39,239              39,239           39,239            39,239
    INVESTMENTS                                       0                  0                   0                0                 0
    OTHER                                        52,004             52,003            (259,747)        (259,747)         (259,747)
                                           ---------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                            450,755            333,788             185,358          287,378           312,076
                                           ---------------------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST           11,617,497         11,617,497          11,617,497       11,617,497        11,617,497
    LESS ACCUMULATED DEPRECIATION            (3,129,697)        (3,129,697)         (3,129,697)      (3,129,697)       (3,129,697)
    NET BOOK VALUE OF PP&E                    8,487,800          8,487,800           8,487,800        8,487,800         8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                      0                  0                   0                0                 0
    INVESTMENTS IN SUBS                     (66,884,551)       (66,884,551)        (66,884,551)     (66,884,551)      (66,884,551)
    DEFERRED BOND COSTS, NET                     78,375             78,375              78,375           78,375            78,375



                                           =======================================================================================
    TOTAL ASSETS                           ($57,867,621)      ($57,984,588)       ($58,133,018)    ($58,030,998)     ($58,006,300)
                                           =======================================================================================





    MOR-2

CASE NAME: ERLY Industries, Inc.                     CASE NUMBER:  98-21515-C-11



                                                    COMPARATIVE BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                FILING DATE*
   LIABILITIES & OWNERS EQUITY                   09/28/1998      OCTOBER, 1998     NOVEMBER, 1998    DECEMBER, 1998    JANUARY 1999
 ----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                  $0           $22,216            $38,225           $75,550          $51,235

PRE-PETITION LIABILITIES:                 ----------------------------------------------------------------------------------------
    NOTES PAYABLE - SECURED                    $6,102,725        $6,102,725         $6,102,725        $6,102,725       $6,102,725
    PRIORITY DEBT                                       0                 0                  0                 0                0
    FEDERAL INCOME TAX                          1,864,285         1,864,285          1,864,285         1,864,285        1,864,285
    FICA/WITHHOLDING                                    0                 0                  0                 0                0
    UNSECURED DEBT                              1,167,204         1,167,204          1,167,204         1,167,204        1,167,204
    OTHER - INTERCO PAYABLES                   13,193,230        13,193,230         13,193,230        13,193,230       13,193,230
                                          ----------------------------------------------------------------------------------------

TOTAL LIABILITIES                              22,327,444        22,349,660         22,365,669        22,402,994       22,378,679
                                          ----------------------------------------------------------------------------------------

OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                     0                 0                  0                 0                0
    COMMON STOCK                                   57,621            57,621             57,621            57,621           57,621
    ADDITIONAL PAID-IN CAPITAL                 33,070,204        33,070,204         33,070,204        33,070,204       33,070,204
    RETAINED EARNINGS: FILING DATE           (113,279,939)     (113,279,939)      (113,279,939)     (113,279,939)    (113,279,939)
    RETAINED EARNINGS: POST FILING DATE                 0            15,384             (3,372)          (62,743)         (72,077)
TOTAL OWNER'S EQUITY (NET WORTH)              (80,152,114)      (80,136,730)       (80,155,486)      (80,214,857)     (80,224,191)
                                          ----------------------------------------------------------------------------------------

TOTAL LIABILITIES & OWNER'S EQUITY           ($57,824,670)     ($57,787,070)      ($57,789,817)     ($57,811,863)    ($57,845,512)
                                          ========================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
     LIABILITIES & OWNERS EQUITY                FEBRUARY, 1999     MARCH, 1999      APRIL, 1999        MAY, 1999       JUNE, 1999
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                $17,445         $19,248          $23,555          $19,578           $25,692
                                          ---------------------------------------------------------------------------------------

PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                       $6,102,725      $6,102,725       $6,102,725       $6,102,725        $6,102,725
    PRIORITY DEBT                                          0               0                0                0                 0
    FEDERAL INCOME TAX                             1,864,285       1,864,285        1,864,285        1,864,285         1,864,285
    FICA/WITHHOLDING                                       0               0                0                0                 0
    UNSECURED DEBT                                 1,167,204       1,167,204        1,167,204        1,167,204         1,167,204
    OTHER - INTERCO PAYABLES                      13,193,230      13,193,230       13,193,230       13,193,230        13,193,230
                                          ---------------------------------------------------------------------------------------
TOTAL LIABILITIES                                 22,344,889      22,346,692       22,350,999       22,347,022        22,353,136
                                          ---------------------------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                        0               0                0                0                 0
    COMMON STOCK                                      57,621          57,621           57,621           57,621            57,621
    ADDITIONAL PAID-IN CAPITAL                    33,070,204      33,070,204       33,070,204       33,070,204        33,070,204
    RETAINED EARNINGS: FILING DATE              (113,279,939)   (113,279,939)    (113,279,939)    (113,279,939)     (113,279,939)
    RETAINED EARNINGS: POST FILING DATE              (60,396)       (179,166)        (331,903)       ($225,906)        ($207,322)
TOTAL OWNER'S EQUITY (NET WORTH)                 (80,212,510)    (80,331,280)     (80,484,017)     (80,378,020)      (80,359,436)
                                          =======================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY              ($57,867,621)   ($57,984,588)    ($58,133,018)    ($58,030,998)     ($58,006,300)
                                          =======================================================================================






    MOR-3

CASE NAME:   ERLY INDUSTRIES, INC.                   CASE NUMBER:  98-21515-C-11




                                                            SCHEDULE OF POST-PETITION LIABILITIES
      ---------------------------------------------------------------------------------------------------------------------------
                                          OCTOBER, 1998    NOVEMBER,       DECEMBER,      JANUARY,    FEBRUARY,
                                                              1998           1998           1999         1999        MARCH, 1999
      ---------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                           $3,015       $20,749         $18,564       $47,722      $16,617       $18,143
TAX PAYABLE
      FEDERAL PAYROLL TAXES                          $0            $0              $0            $0           $0            $0
      STATE PAYROLL & SALES TAXES                     0           276             553           552          828         1,105
      AD VALOREM TAXES                                0             0               0             0            0             0
      OTHER TAXES                                     0             0               0             0            0             0
                                             ------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                   0           276             553           552          828         1,105
                                             ------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                            0             0               0             0            0             0
ACCRUED INTEREST PAYABLE                              0             0               0             0            0             0
ACCRUED PROFESSIONAL FEES: (MOR-9)*               6,201             0          36,360             0            0             0
OTHER ACCRUED LIABILITIES:                                                                        0            0             0
  1   DIRECTOR'S FEES (MOR-9)                     3,000             0               0             0            0             0
  2   ACCRUED PAYROLL FOR NNK (MOR-9)            10,000        10,000          10,000             0            0             0
  3   ACCRUED OFFICER - CONTRACT (WR)                 0         7,200          10,073         2,961            0             0
                                             ------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)         $22,216       $38,225         $75,550       $51,235      $17,445       $19,248
                                             ====================================================================================


      -------------------------------------------------------------------------------------------
                                                    APRIL, 1999       MAY, 1999      JUNE, 1999
      -------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                                    $23,279         $19,026         $24,864
TAX PAYABLE
      FEDERAL PAYROLL TAXES                                    $0              $0              $0
      STATE PAYROLL & SALES TAXES                             276             552             828
      AD VALOREM TAXES                                          0               0               0
      OTHER TAXES                                               0               0               0
                                                    ---------------------------------------------
TOTAL TAXES PAYABLE                                           276             552             828
                                                    ---------------------------------------------
SECURED DEBT POST-PETITION                                      0               0               0
ACCRUED INTEREST PAYABLE                                        0               0               0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                             0               0               0
OTHER ACCRUED LIABILITIES:                                      0               0               0
  1   DIRECTOR'S FEES (MOR-9)                                   0               0               0
  2   ACCRUED PAYROLL FOR NNK (MOR-9)                           0               0               0
  3   ACCRUED OFFICER - CONTRACT (WR)                           0               0               0
                                                    =============================================
TOTAL POST-PETITION LIABILITIES (MOR-3)                   $23,555         $19,578         $25,692
                                                    =============================================




MOR-4



            CASE NAME:      ERLY Industries, Inc.                                              CASE NUMBER:     98-21515-C-11


                                                        AGING OF POST-PETITION LIABILITIES
                                                                    JUNE, 1999
    ------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AD-VALOREM &
         DAYS         TOTAL            TRADE ACCTS         FED TAXES       STATE TAXES                OTHER TAXES           OTHER
    ------------------------------------------------------------------------------------------------------------------------------
         0-30          $25,692              $24,864               $0               $828                   $0                 $0
         31-60              $0                    0                0                  0                    0                  0
         61-90              $0                    0                0                  0                    0                  0
          91+               $0                    0                0                  0                    0                  0
                 ---------------------------------------------------------------------------------------------------------------
         TOTAL         $25,692              $24,864               $0               $828                   $0                 $0
                 ---------------------------------------------------------------------------------------------------------------



                                                           AGING OF ACCOUNTS RECEIVABLE
                                                           ----------------------------
    --------------------------------------------------------------------------------------------------------------------------
                                        NOVEMBER,      DECEMBER,                       FEBRUARY,
         MONTH         OCTOBER, 1998      1998           1998       JANUARY, 1999        1999      MARCH, 1999     APRIL, 1999
    --------------------------------------------------------------------------------------------------------------------------
       0-30 DAYS             $0             $0              $0              $0              $0            $0              $0
      31-60 DAYS             $0             $0              $0              $0              $0            $0              $0
      61-90 DAYS             $0             $0              $0              $0              $0            $0              $0
       91+ DAYS        $241,322       $241,322        $238,544        $238,544        $235,463      $235,463        $235,463
                   -----------------------------------------------------------------------------------------------------------
         TOTAL         $241,322       $241,322        $238,544        $238,544        $235,463      $235,463        $235,463
                   ===========================================================================================================


    ----------------------------------------------------
         MONTH                MAY, 1999      JUNE, 1999
    ----------------------------------------------------
       0-30 DAYS                     $0              $0
      31-60 DAYS                     $0              $0
      61-90 DAYS                     $0              $0
       91+ DAYS                $235,463        $235,463
                            ===========================
         TOTAL                 $235,463        $235,463
                            ===========================



MOR-5


CASE NAME: ERLY Industries, Inc.                                      CASE NUMBER:                                     98-21515-C-11



                                                                            STATEMENT OF INCOME OR (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
                MONTH                     OCTOBER, 1998    NOVEMBER, 1998    DECEMBER, 1998     JANUARY, 1999     FEBRUARY, 1999
--------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                $40,000           $40,000          $40,000            $40,000           $40,000
TOTAL COST OF REVENUES                                0                 0                0                  0                 0
                                           -------------------------------------------------------------------------------------
GROSS PROFIT                                    $40,000           $40,000          $40,000            $40,000           $40,000
                                           -------------------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                              $0                $0               $0                 $0                $0
    GENERAL & ADMINISTRATIVE                      5,415            26,229           38,903             24,372             3,358
    INSIDERS COMPENSATION                        13,000            29,965           24,108             24,962            24,961
    PROFESSIONAL FEES                             6,201             2,562           36,360                  0                 0
    OTHER (attach list)  SEE FOOTNOTES                0                 0                0                  0                 0

                                           -------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                         24,616            58,756           99,371             49,334            28,319
                                           -------------------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)              $15,384          ($18,756)        ($59,371)           ($9,334)          $11,681
                                           -------------------------------------------------------------------------------------
    INTEREST EXPENSE                                  0                 0                0                  0                 0
    DEPRECIATION                                      0                 0                0                  0                 0
    OTHER(INCOME)EXPENSE(MOR-10)                      0                 0                0                  0                 0
    OTHER ITEMS(MOR-10)                               0                 0                0                  0                 0
                                           -------------------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                           $0                $0               $0                 $0                $0
                                           -------------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                         $15,384          ($18,756)        ($59,371)           ($9,334)          $11,681
                                           -------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                                 $0                $0               $0                 $0                $0
                                           -------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                       $15,384          ($18,756)        ($59,371)           ($9,334)          $11,681
                                           =====================================================================================


------------------------------------------------------------------------------------------------------------------------------
                MONTH                          MARCH, 1999    APRIL, 1999       MAY, 1999      JUNE, 1999      FILING TO DATE
------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                   $40,000             $0         $280,000         $220,000        $740,000
TOTAL COST OF REVENUES                                   0              0                0                0              $0
                                            ----------------------------------------------------------------------------------
GROSS PROFIT                                       $40,000             $0         $280,000         $220,000        $740,000
                                            ----------------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                 $0             $0               $0               $0              $0
    GENERAL & ADMINISTRATIVE                        20,499        126,295           15,685           23,349        $284,105
    INSIDERS COMPENSATION                           24,962         26,442           24,962           24,962        $218,324
    PROFESSIONAL FEES                              113,309              0          133,356          153,105        $444,893
    OTHER (attach list)  SEE FOOTNOTES                   0              0                0                0              $0

                                            ----------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                           158,770        152,737          174,003          201,416         947,322
                                            ----------------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)               ($118,770)     ($152,737)        $105,997          $18,584       ($207,322)
                                            ----------------------------------------------------------------------------------
    INTEREST EXPENSE                                     0              0                0                0              $0
    DEPRECIATION                                         0              0                0                0              $0
    OTHER(INCOME)EXPENSE(MOR-10)                         0              0                0                0              $0
    OTHER ITEMS(MOR-10)                                  0              0                0                0              $0
                                            ----------------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                              $0             $0               $0               $0              $0
                                            ----------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                          ($118,770)     ($152,737)        $105,997          $18,584       ($207,322)
                                            ----------------------------------------------------------------------------------
FEDERAL INCOME TAXES                                    $0             $0               $0               $0              $0
                                            ----------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                        ($118,770)     ($152,737)        $105,997          $18,584       ($207,322)
                                            ==================================================================================

MOR-6


CASE NAME: ERLY Industries, Inc.                                                             CASE NUMBER:       98-21515-C-11

      ----------------------------------------------------------------------------------------------------------------------------
                                                  OCTOBER,         NOVEMBER,         DECEMBER,                          FEBRUARY,
      CASH RECEIPTS AND DISBURSEMENTS              1998              1998              1998         JANUARY, 1999         1999
      ----------------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                  $141,972          $139,572          $177,758          $135,201         $140,722
                                              -----------------------------------------------------------------------------------
RECEIPTS:
  2   CASH SALES                                       $0                $0                $0                $0               $0
  3   COLLECTION OF ACCOUNTS RECEIVABLE                 0           100,000             9,845            80,000           43,081
  4   LOANS & ADVANCES                                  0                 0                 0                 0                0
  5   SALE OF ASSETS                                    0                 0                 0                 0                0
  6   OTHER (attach list)                           1,648             2,340             8,651            47,431           26,002
                                              -----------------------------------------------------------------------------------
TOTAL RECEIPTS                                      1,648           102,340            18,496           127,431           69,083
                                              -----------------------------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                       0             6,896             6,896            23,900            6,913
  8   PAYROLL TAXES PAID                                0             3,593             3,593             7,760            3,575
  9   SALES, USE & OTHER TAXES PAID                     0                 0                 0                10                0
 10   SECURED/RENTAL/LEASES                             0                 0                 0             5,625                0
 11   UTILITIES                                         0                 0                 0                 0                0
 12   INSURANCE                                     1,996            10,157            13,359            12,945           12,564
 13   INVENTORY PURCHASES                               0                 0                 0                 0                0
 14   VEHICLE EXPENSE                                   0                 0                 0                 0                0
 15   TRAVEL & ENTERTAINMENT                            0                90             2,722             1,845                0
 16   REPAIRS, MAINTENANCE & SUPPLIES                   0                 0                 0                 0                0
 17   ADMINISTRATIVE & SELLING                      1,222               867            32,588            15,715           18,817
 18   OTHER(attach list)                                0            33,538                 0            17,000           43,887
                                              -----------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                 3,218            55,141            59,158            84,800           85,756
                                              -----------------------------------------------------------------------------------
 19   PROFESSIONAL FEES                                 0             8,763                 0            36,360                0
 20   U.S. TRUSTEE FEES                                 0               250                 0               750                0
 21   OTHER REORGANIZATION EXPENSES (attach
      list)                                           830                 0             1,895                 0                0
                                              -----------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                $4,048           $64,154           $61,053          $121,910          $85,756
                                              -----------------------------------------------------------------------------------
 22   NET CASH FLOW                                (2,400)           38,186           (42,557)            5,521          (16,673)
                                              -----------------------------------------------------------------------------------
 23   CASH - END OF MONTH (MOR-2)                $139,572          $177,758          $135,201          $140,722         $124,049
                                              ===================================================================================


      ------------------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND DISBURSEMENTS                   MARCH, 1999        APRIL, 1999       MAY, 1999      JUNE, 1999
      ------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                              $124,049             $7,082        $170,402        $272,422

                                                     -------------------------------------------------------------------
RECEIPTS:

  2   CASH SALES                                                   $0                 $0              $0              $0

  3   COLLECTION OF ACCOUNTS RECEIVABLE                        40,000            351,751               0               0

  4   LOANS & ADVANCES                                              0                360               0               0

  5   SALE OF ASSETS                                                0                  0               0               0

  6   OTHER (attach list)                                       1,172              4,853         286,422         220,000

                                                     -------------------------------------------------------------------
TOTAL RECEIPTS                                                 41,172            356,963         286,422         220,000

                                                     -------------------------------------------------------------------
DISBURSEMENTS:

  7   NET PAYROLL                                               6,913              6,913           6,913           6,913

  8   PAYROLL TAXES PAID                                        3,575              4,736           3,575           3,575

  9   SALES, USE & OTHER TAXES PAID                                 0                  0               0               0

 10   SECURED/RENTAL/LEASES                                         0                  0               0               0

 11   UTILITIES                                                     0                  0               0               0

 12   INSURANCE                                                 3,760            107,915           1,618             483

 13   INVENTORY PURCHASES                                          $0                 $0              $0              $0

 14   VEHICLE EXPENSE                                               0                  0               0               0

 15   TRAVEL & ENTERTAINMENT                                    1,575                  0               0               0

 16   REPAIRS, MAINTENANCE & SUPPLIES                               0                  0               0               0

 17   ADMINISTRATIVE & SELLING                                 16,095             18,328          23,294          21,627

 18   OTHER(attach list)                                       12,000             52,000          12,000          12,000

                                                     -------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                            43,919            189,893          47,401          44,599

                                                     -------------------------------------------------------------------
 19   PROFESSIONAL FEES                                       113,309                  0         133,356         150,109

 20   U.S. TRUSTEE FEES                                           912              3,750           3,645             595

 21   OTHER REORGANIZATION EXPENSES (attach list)                   0                  0               0               0

                                                     -------------------------------------------------------------------
TOTAL DISBURSEMENTS                                          $158,139           $193,643        $184,402        $195,303

                                                     -------------------------------------------------------------------
 22   NET CASH FLOW                                          (116,967)           163,320         102,020          24,697

                                                     -------------------------------------------------------------------
 23   CASH - END OF MONTH (MOR-2)                              $7,082           $170,402        $272,422        $297,120
                                                     ===================================================================



MOR-7


             CASE NAME: ERLY Industries, Inc.                                                      CASE NUMBER:       98-21515-C-11

                                                          CASH ACCOUNT RECONCILIATION
                                                               MONTH OF JUNE1999
                                                               -----------------
                                  ------------------------------------------------------------------------------------------------
BANK NAME                             UNION PLANTERS  BANK OF       BANK OF       BANK ONE,
                                         BANK         AMERICA       AMERICA      ARIZONA, NA     WELLS FARGO  PETTY CASH    TOTAL
                                 -------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                        9500013041    00991-06046    03445-09141    2357-0372      4311854350      NA
                                 -------------------------------------------------------------------------------------------------
ACCOUNT TYPE                          OPERATING       PAYROLL      OPERATING      OPERATING      OPERATING       NA
                                 -------------------------------------------------------------------------------------------------

BANK BALANCE                          $309,485        CLOSED        CLOSED         CLOSED         CLOSED       CLOSED      309,485

DEPOSIT IN TRANSIT                           0             0             0              0                                        0

OUTSTANDING CHECKS                      12,365             0             0              0                                   12,365


                                   -----------------------------------------------------------------------------------------------

ADJUSTED BANK BALANCE                 $297,120            $0            $0             $0             $0            $0    $297,120
                                   ===============================================================================================

BEGINNING CASH - PER BOOKS            $272,422            $0            $0             $0             $0            $0     272,422

RECEIPTS                               220,000             0             0              0              0            0      220,000

TRANSFER BETWEEN ACCOUNTS                    0             0             0              0              0            0            0

CHECKS/OTHER DISBURSEMENTS             195,302             0             0              0              0            0      195,302


                                   -----------------------------------------------------------------------------------------------

ENDING CASH - PER BOOKS               $297,120            $0            $0             $0             $0            $0    $297,120
                                   ===============================================================================================



MOR-8


                    CASE NAME: ERLY Industries, Inc.                                                CASE NUMBER:     98-21515-C-11

                                                         PAYMENTS TO INSIDERS AND PROFESSIONALS

         --------------------------------------------------------------------------------------------------------------------------
         INSIDERS: NAME/POSITION/                    OCTOBER,          NOVEMBER,         DECEMBER,        JANUARY,        FEBRUARY,
                   COMP TYPE                          1998               1998              1998             1999            1999
         -------------------------------------------------------------------------------------------------------------------------
   1     EUGENE CAFIERO/DIRECTOR/FEES                   3,000            6,000                 0            3,000            3,000

   2     NANETTE KELLEY/PRES/SALARY                    10,000           10,000            10,000           10,000           10,000

   3     WENDY REEVES/ASSTSEC/CONTRACT                                   7,200             2,873            2,962            2,961

   4     BERYL ANTHONY /DIRECTOR/FEES                                    6,000                 0            3,000            3,000

   5     BILL BLAKE/DIRECTOR/FEES                                        6,000                 0            3,000            3,000

   6     PETE SEALE, JR./DIRECTOR/FEES                                   6,000                 0            3,000            3,000

   7
   8
                                                ----------------------------------------------------------------------------------
TOTAL INSIDERS  (MOR-1)                               $13,000          $41,200           $12,873          $24,962          $24,961
                                                ==================================================================================


         ----------------------------------------------------------------------------------------------------------
         INSIDERS: NAME/POSITION/                            MARCH,            APRIL,          MAY,           JUNE,
                 COMP TYPE                                    1999             1999            1999           1999
         ----------------------------------------------------------------------------------------------------------
   1     EUGENE CAFIERO/DIRECTOR/FEES                         3,000            3,000           3,000          3,000
   2     NANETTE KELLEY/PRES/SALARY                          10,000           10,000          10,000         10,000
   3     WENDY REEVES/ASSTSEC/CONTRACT                        2,962            4,442           2,962          2,962
   4     BERYL ANTHONY /DIRECTOR/FEES                         3,000            3,000           3,000          3,000
   5     BILL BLAKE/DIRECTOR/FEES                             3,000            3,000           3,000          3,000
   6     PETE SEALE, JR./DIRECTOR/FEES                        3,000            3,000           3,000          3,000
   7
   8
                                                      -------------------------------------------------------------
TOTAL INSIDERS  (MOR-1)                                     $24,962          $26,442         $24,962        $24,962
                                                      =============================================================


         ----------------------------------------------------------------------------------------------------------------
           PROFESSIONALS NAME/
              ORDER DATE                OCTOBER,      NOVEMBER,    DECEMBER,      JANUARY,           FEBRUARY,     MARCH,
                                          1998          1998         1998           1999               1999         1999
         ----------------------------------------------------------------------------------------------------------------
   1     THOMAS WHITLOCK                 6,201            0            0            6,014                0         2,208
   2     MATTHEW ROSENSTEIN                  0        2,562            0           30,346                0        50,158
   3     HUGHES & LUCE, LLP                  0            0            0                0                0        60,943
   4     PETERSON WORLDWIDE                  0            0            0                0                0             0
   5     MIKE BOUDLOCHE                      0            0            0                0                0             0
   6     WALLACE & WHEELER                   0            0            0                0                0             0
   7
   8
                                   =====================================================================================
TOTAL PROFESSIONALS (MOR-1)             $6,201       $2,562           $0          $36,360               $0      $113,309
                                   =====================================================================================


         ---------------------------------------------------------------------------------
           PROFESSIONALS NAME/               APRIL,             MAY,               JUNE,
               ORDER DATE                    1999              1999                1999
         ---------------------------------------------------------------------------------
   1     THOMAS WHITLOCK                       0                1,769               1,686
   2     MATTHEW ROSENSTEIN                    0               59,001              38,309
   3     HUGHES & LUCE, LLP                    0                    0             100,237
   4     PETERSON WORLDWIDE                    0               61,878                   0
   5     MIKE BOUDLOCHE                        0               10,708                   0
   6     WALLACE & WHEELER                     0                    0              11,563
   7
   8
                                       ==================================================
TOTAL PROFESSIONALS (MOR-1)                   $0             $133,356            $151,795
                                       ==================================================



MOR-9

CASE NAME: ERLY Industries, Inc.                     CASE NUMBER:  98-21515-C-11



                          FOOTNOTES TO MOR SCHEDULES
                                  JUNE, 1999


MOR REF:
  MOR-1
  MOR-2
  MOR-3
  MOR-4
  MOR-5
                  1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY                     $41,322
                  2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP                           $194,141
                                                                                                     ==============
              TOTAL ACCOUNTS RECEIVABLE                                                                   $235,463
                                                                                                     ==============
  MOR-6
  MOR-7
                  1 DIVIDENDS FROM WATCH-EDGE INTERNATIONAL                                               $220,000
                                                                                                     ==============
              TOTAL OF LINE 6                                                                             $220,000
                                                                                                     ==============

                  1 DIRECTORS' FEES                                                                        $12,000
                                                                                                     ==============
              TOTAL OF LINE 18                                                                             $12,000
                                                                                                     ==============
  MOR-8
  MOR-9